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                                                                    EXHIBIT 99.2

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Joseph J. Whang, Chief Financial Officer, of Printcafe Software, Inc., a Delaware corporation, hereby certify that:

(a) The Company's periodic report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Form 10-Q"), fully complies with the requirements of
Section 13(a) or 15(b) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *




                        CHIEF FINANCIAL OFFICER


                        /s/Joseph J. Whang
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                        Joseph J. Whang

                        Date:  May 15, 2003
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